Supplement, dated January 18, 2007, to the Prospectuses
                    for each of the following Seligman Funds:

Prospectuses, each dated February 1, 2006, for Seligman Core Fixed Income Fund,
  Inc. (formerly, Seligman Investment Grade Fixed Income Fund, Inc.), Seligman
   Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., and Seligman Pennsylvania Municipal Fund Series

                   Prospectuses, each dated March 1, 2006, for
       Seligman Frontier Fund, Inc. and Seligman Global Fund Series, Inc.

Prospectuses, each dated May 1, 2006, for Seligman Capital Fund, Inc., Seligman
     Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Growth Fund, Inc., Seligman
 High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman Time
      Horizon/Harvester Series, Inc., and Seligman Value Fund Series, Inc.

        Prospectus, dated October 2, 2006, for Seligman TargetHorizon ETF
                                Portfolios, Inc.

   Prospectus, dated December 29, 2006, for Seligman LaSalle Real Estate Fund
                    Series, Inc. (collectively, the "Funds")

The following information supersedes and replaces the information contained under the heading "Letter of Intent" in the section "Information Regarding Breakpoint Discounts For Class A Shares" in each Fund's Prospectus:

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. This program also applies separately to Class C shares. Accordingly, with respect to a letter of intent to purchase Class C shares, no other share class will be aggregated with Class C shares. Please see the Class C sales charge schedule of Breakpoint Discounts below.

       Supplement, dated January 18, 2007, to the Statements of Additional
              Information for each of the following Seligman Funds:

Statements of Additional Information, each dated February 1, 2006, for Seligman
 Core Fixed Income Fund, Inc. (formerly, Seligman Investment Grade Fixed Income
  Fund, Inc.), Seligman Municipal Fund Series, Inc., Seligman Municipal Series
   Trust, Seligman New Jersey Municipal Fund, Inc., and Seligman Pennsylvania
                              Municipal Fund Series

       Statements of Additional Information, each dated March 1, 2006, for Seligman Frontier Fund, Inc. and Seligman Global Fund Series, Inc.

   Statements of Additional Information, each dated May 1, 2006, for Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock
Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Growth
 Fund, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund,
  Inc., Seligman Time Horizon/Harvester Series, Inc., and Seligman Value Fund
                                  Series, Inc.

         Statement of Additional Information, dated October 2, 2006, for
                   Seligman TargetHorizon ETF Portfolios, Inc.

        Statement of Additional Information, dated December 29, 2006, for
                 Seligman LaSalle Real Estate Fund Series, Inc.
                           (collectively, the "Funds")

The following information supersedes and replaces the information contained under the heading "Purchase, Redemption, and Pricing of Shares -- Class A -- Letter of Intent" in each Fund's Statement of Additional Information:

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed in the prospectus, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in escrow after shares with a value equal to the amount of the outstanding sales charge are redeemed by the transfer agent. This program also applies separately to Class C shares. Accordingly, with respect to a letter of intent to purchase Class C shares, no other share class will be aggregated with Class C shares. Please see the Class C sales charge schedule of Breakpoint Discounts in the prospectus.

The following paragraph supersedes and replaces the information contained in the Supplement, dated November 16, 2006, relating to the section under the heading "Purchase, Redemption, and Pricing of Shares - Purchase of Shares - Class C" in each Fund's Statement of Additional Information:

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: A.G. Edwards & Sons, Inc., Advest, Inc., Bear, Stearns & Co. Inc., Citigroup Global Markets, Inc., D.A. Davidson & Co., First Clearing, LLC, GPC Securities, Inc., INVEST Financial Corporation, Investment Centers of America, Inc., KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc.,
Morgan Stanley DW Inc., National Planning Corporation, National Planning Holdings, Inc., Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher, Inc., Ryan Beck & Co., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.